-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 2000


                             VALLEY MEDIA, INC.
           (Exact name of registrant as specified in its charter)

         DELAWARE                      000-25617                 94-2556440
         --------                      ---------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


        1280 SANTA ANITA COURT, WOODLAND, CALIFORNIA             95776
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (530) 661-6600

                               NOT APPLICABLE
                               --------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

On June 29, 2000, Valley Media, Inc., a Delaware corporation, announced a 22% reduction of its administrative staff, located primarily at the Company's Woodland, CA, headquarters. The Company laid off 100 administrative employees and reduced its Woodland, CA and Louisville, KY operations workforce by 70 employees on June 30, 2000. In addition, the Company eliminated 60 open positions. A copy of the press release announcing these changes is attached as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


          Exhibit Number                            Description
          --------------                            -----------

              99.1 Press Release dated June 29, 2000 announcing staffing reductions to target cost savings.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VALLEY MEDIA, INC.


                                    By: /s/ Barnet J. Cohen
                                       --------------------
                                        Barnet J. Cohen
                                        Chairman of the Board and Acting
                                        Chief Executive Officer
                                        Date: July 3, 2000


                                  1